                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2003

                            ------------------------

                            PARK PHARMACY CORPORATION
             (Exact name of registrant as specified in its charter)



                COLORADO                                         000-15379                            84-1029701
(State or other jurisdiction of incorporation             (Commission File Number)       (I.R.S. Employer Identification No.)
            or organization)


      10711 PRESTON ROAD, SUITE 250                               75230
              DALLAS, TEXAS                                     (Zip code)
(Address of principal executive offices)

        Registrant's telephone number, including area code: 972-860-0200

ITEM 2. Acquisition or Disposition of Assets.

         On April 14, 2003, the U.S. Bankruptcy Court of the Northern District of Texas approved the Company's Motion for Authority to Sell Property of the Estate Outside the Ordinary Course of Business, Free and Clear of all Liens, Claims and Encumbrances that was described in the Company's Form 8-k dated February 20, 2003. On May 2, 2003, the Company sold all of the Company's stock ownership in its wholly-owned subsidiary, Total Pharmacy Supply, Inc., (the "Stock") to Cindy and Stan Moses ("Purchaser"). The net proceeds of the Stock sale were $324,864.33 in cash, plus the return of 41,515 shares of the Company's Series A Preferred Stock, par value $1.00 per share, owned by Purchaser. The consideration for the Stock was determined by arm's length negotiations between Purchaser and the Company.

ITEM 5.  Other Events.

         On May 20, 2003, the Company filed its monthly operating report for April 2003 with the Bankruptcy Court. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

         Forward-Looking Statements.

         THIS FORM 8-K, INCLUDING EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING: THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS, THE OUTCOME OF NUMEROUS LAWSUITS AND CLAIMS, GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE COMPANY'S MOST RECENT REPORTS ON FORMS 10-K, 10-Q AND 8-K FILED WITH THE SEC.

         THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORT ATTACHED HERETO HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE LAW UNDER THE UNITED STATES BANKRUPTCY CODE AND IS NOT TO BE USED FOR INVESTMENT PURPOSES.



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      N/A.

         (b)      N/A.

         (c)      Exhibits.

         99.1 Monthly Operating Report of Park Pharmacy Corporation for April 2003.




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                                    SIGNATURE

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PARK PHARMACY CORPORATION

                                  Date: May 30, 2003


                                  By: /s/ CRAIG MACKEY
                                     -----------------------------------------
                                      Craig Mackey,
                                      President and Chief Operating Officer

                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER                         DESCRIPTION
        -------                        -----------

         99.1     Monthly Operating Report of Park Pharmacy Corporation for
                  April 2003